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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                SEPTEMBER 4, 2001
                Date of Report (Date of earliest event reported)


                                LPA HOLDING CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     333-56239-01               48-1144353
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                             LA PETITE ACADEMY, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      333-56239                 43-1243221
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                        8717 WEST 110TH STREET, SUITE 300
                           OVERLAND PARK, KANSAS 66210
          (Address of principal executive offices, including Zip Code)


                                 (913) 345-1250
              (Registrant's telephone number, including area code)


                                      N.A.
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         LPA Holding Corp. ("Holding") and its wholly owned subsidiary, La Petite Academy, Inc. ("La Petite" and, together with Holding and its subsidiaries, the "Company"), based on preliminary unaudited financial information for the fourth fiscal quarter ended June 30, 2001, are in default under certain financial covenants contained in the Company's senior secured bank credit agreement (the "Credit Agreement"). The Company believes based on the preliminary unaudited financial information that the Company's revenue, EBITDA, and operating income were approximately $385 million, $32 million, and $17 million, respectively, for the fiscal year ended June 30, 2001. EBITDA is defined as net income before non-cash restructuring charges, extraordinary items, net interest costs, income taxes, depreciation and amortization. Based on the preliminary unaudited financial information, the Company is in default under its Credit Agreement as of June 30, 2001, for failure to maintain the minimum fixed charge coverage ratio, the maximum leverage ratio, and the minimum EBITDA. As of June 30, 2001, the Company had $37.3 million outstanding under the term loan facility, $13 million outstanding under the $25 million revolving credit facility, outstanding letters of credit of $8.7 million under the Credit Agreement and $3.2 million of remaining borrowing availability under the Credit Agreement. At present the Company has approximately $1 million of availability under its revolving credit facility. However, the agent bank under the Credit Agreement has notified the Company that an event of default exists thereunder and that no additional borrowings are permitted. Cash on hand is currently approximately $1 million. If such default under the Credit Agreement is not waived by the lenders thereunder, the lenders could declare all amounts outstanding under the Credit Agreement to be immediately due and payable.

         The Company is actively engaged in negotiations with its lenders to obtain a waiver under its financial covenants as of June 30, 2001 and to amend these financial covenants based on the Company's current operating conditions and projections to enable the Company to be in compliance under the Credit Agreement during the fiscal year ending June 29, 2002. Based on negotiation discussions to date with the agent bank under the Credit Agreement, the Company believes that it will be able to obtain the necessary waivers and amendments from the lenders under the Credit Agreement. However, there can be no assurance that the Company will be able to complete these negotiations with the lenders successfully, and the failure to do so would have a material adverse effect on the Company. Further, even if the Company is successful in obtaining a waiver and amendment under the Credit Agreement, there can be no assurance that the Company's cash flows from operations will be sufficient to meet its debt service and working capital requirements in the future.

         In addition, the Company has engaged the financial advisory firm of Chanin Capital Partners LLC to assist management in analyzing and formulating potential strategic alternatives related to a financial restructuring of the Company. The Company or its affiliates may restructure or refinance the Company's long-term indebtedness through an amendment or refinancing of the Credit Agreement, through a refinancing of all or a portion of the Company's $145 million principal amount of 10% Senior Notes due 2008 (the "Notes"), which could include an exchange offer, a tender offer for the Notes or open-market or privately-negotiated purchases of the Notes, through selling assets of the Company and using the proceeds to repay indebtedness, through selling additional equity of the Company, through seeking additional capital contributions from the existing equity holders of the Company or through a combination of any of these or other alternatives. There can be no assurance that a financial restructuring of the Company, if commenced, would be successfully completed.

                   This report contains forward-looking statements such as statements regarding the Company's intention and ability to obtain a waiver and amendment from the lenders under its Credit Agreement and the intention and ability of the Company and its affiliates to implement successfully a financial restructuring plan. The words "may," "believe," "estimate," "expect," "plan," "intend," "anticipate" and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on the Company's current expectations and projections about future events, activities or developments and are subject to a number of risks, uncertainties and assumptions. Among the important risks, uncertainties and other important factors that could cause actual results to differ significantly from these expressed or implied by such forward-looking statements are general economic conditions; the results of the Company's refinancing strategy; fluctuations in demand for childcare services; the Company's ability to open and profitably operate academies; significant competition; restrictions contained in the Credit Agreement, the indenture relating to the Notes and the Company's other material agreements; as well as the other risk factors affecting the Company detailed in the Company's Post-Effective Amendment No. 3 to the Registration Statement on Form S-4 (File No. 333-56239) and in other documents filed by the Company with the Securities and Exchange Commission.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LPA HOLDING CORP.
                                             (Registrant)


Dated:  September 4, 2001                    By: /s/ Jeffrey J. Fletcher
                                                --------------------------------
                                                 Name:  Jeffrey J. Fletcher
                                                 Title: Chief Financial Officer
                                                        and duly authorized
                                                        representative of
                                                        the registrant


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LA PETITE ACADEMY, INC.
                                             (Registrant)


Dated:  September 4, 2001                   By: /s/ Jeffrey J. Fletcher
                                                --------------------------------
                                                 Name:  Jeffrey J. Fletcher
                                                 Title: Chief Financial Officer
                                                        and duly authorized
                                                        representative of the
                                                        registrant